UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2018

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 VONAGE HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

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Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street, Holmdel, NJ	07733
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (732) 528-2600

(Former Name or Former Address, if Changed Since Last Report)
____________________________
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition
On August 1, 2018, Vonage Holdings Corp. (the “Company”) announced its financial results for the quarter ended June 30, 2018. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 7.01. Regulation FD Disclosure
On August 1, 2018, the Company issued a press release announcing that, through its wholly-owned subsidiary Nexmo Inc., it had acquired 100% of the issued and outstanding shares of Telefonica Digital, Inc. (“TDI”), a subsidiary of Telefonica, S.A., and TDI’s subsidiaries, TokBox, Inc. (“TokBox”) and TokBox Australia Pty Limited, in an all-cash transaction for an enterprise value of $35 million, including certain assumed net liabilities. The acquisition is effective immediately.
San Francisco-based TokBox develops and operates the OpenTok Platform and is the industry leader in the WebRTC programmable video segment of the cloud communications market.
The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in these Items 2.02 and 7.01 (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
The Company is making references to non-GAAP financial information in both the press release and the referenced conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
The following exhibits relating to Item 2.02 and Item 7.01 shall be deemed to be furnished, and not filed:

99.1	Earnings Release issued by Vonage Holdings Corp. on August 1, 2018
99.2	Press Release issued by Vonage Holdings Corp. on August 1, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date:	August 1, 2018	By:	/s/ David T. Pearson
David T. Pearson Chief Financial Officer

Exhibit Index

99.1	Earnings Release issued by Vonage Holdings Corp. on August 1, 2018
99.2	Press Release issued by Vonage Holdings Corp. on August 1, 2018

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